UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2023
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

JetBlue Airways Corporation ("JetBlue" or the "Company") announced today an operational and financial update of its expected fourth quarter and full-year 2023 results.

Demand for travel remains healthy. Since late October, close-in bookings have outperformed expectations for both holiday peak and non-holiday travel periods.

JetBlue experienced strong operational performance during the month of November and achieved a 99.9% completion factor for the month and 100% completion factor for the Thanksgiving peak period.

The table below provides JetBlue’s updated investor guidance.

Fourth Quarter and Full-Year 2023 Outlook	Estimated 4Q 2023	Previously Estimated 4Q 2023 (1)	Estimated FY 2023	Previously Estimated FY 2023 (1)
Capacity and Revenue
Available Seat Miles (ASMs) Year-Over-Year	2.0% - 3.0%	0.5% - 3.5%	5.5% - 6.5%	5.0% - 7.0%
Revenue Year-Over-Year	(7.0%) - (4.0%)	(10.5%) - (6.5%)	4.0% - 5.0%	3.0% - 5.0%
Expense
CASM Ex-Fuel (2) (Non-GAAP) Year-Over-Year (3)	8.5% - 10.5%	8.5% - 10.5%	4.5% - 5.5%	4.5% - 5.5%
Estimated Fuel Price per Gallon, Net of Hedges (4), (5)	$3.05 - $3.15	$3.05 - $3.20	$3.00 - $3.05	$3.02 - $3.07
Adjusted Loss per Share (EPS) (Non-GAAP) (2)	($0.35) - ($0.25)	($0.55) - ($0.35)	($0.50) - ($0.40)	($0.65) - ($0.45)

(1) As of October 31, 2023.

(2) Non-GAAP financial measure; Refer to Note A for further details on non-GAAP forward looking information.

(3) Includes the impact from the new pilot union agreement of approximately four points for the fourth quarter and three points for full-year 2023.
(4) Includes fuel taxes.

(5) JetBlue utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread to calculate the unhedged portion of its prompt quarter. Fuel price is based on forward curve as of December 1, 2023.

The information included under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward Looking Information
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Current Report on Form 8-K include, without limitation, statements regarding our outlook and future results of operations and financial position. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the COVID-19 pandemic and government-imposed measures to control its spread; risk associated with execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to our Northeast Alliance with American Airlines Group Inc. and our planned wind-down of the Northeast Alliance; the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit Airlines Inc. (“Spirit”) or both of them to terminate the Merger Agreement; failure to obtain certain governmental approvals necessary to consummate the merger with Spirit (the “Merger”); the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit's operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of the combined company following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforces, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs under the CARES Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with future environmental regulations; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; changes in government regulations in our industry; acts of war or terrorism; changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; and risks associated with the implementation of 5G wireless technology near airports that we operate in. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration of the Merger with Spirit.

Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Current Report on Form 8-K, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2022. In light of these risks and uncertainties, the forward-looking events discussed in this Current Report on Form 8-K might not occur. Our forward-looking statements speak only as of the date of this Current Report on Form 8-K. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.
Note A - Non-GAAP Financial Measures
We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Current Report on Form 8-K. Non-GAAP financial measures are financial measures that are derived from the condensed consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies.

With respect to CASM Ex-Fuel guidance (1) and Adjusted EPS guidance (2), we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. Forward-looking non-GAAP financial measures may vary materially from the corresponding GAAP financial measures. Further information concerning our non-GAAP financial measures is contained in JetBlue’s filings with the SEC, including but not limited to in the Current Report on Form 8-K filed with the SEC on October 31, 2023 and the exhibits thereto.

(1) Operating Expense per Available Seat Mile (“CASM”) Ex-Fuel is a non-GAAP measure that excludes fuel and related taxes, other non-airline operating expenses, and special items.
(2) Adjusted EPS is a non-GAAP measure that excludes special items and investment gains and losses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	December 7, 2023	By:	/s/ Brandon Nelson
Brandon Nelson
General Counsel and Corporate Secretary